LiveWell Variable Annuity Initial Summary Prospectus

May 1, 2026
An Individual Flexible Premium Deferred Variable Annuity
issued by: Midland National Life Insurance Company through the Midland National Life Separate Account C

This summary prospectus summarizes key features of the LiveWell Variable Annuity Contract (the “Contract”).
In this prospectus “we,” “our,” “us,” “Midland National,” and “Company” mean Midland National Life Insurance Company, “you” and “your” mean the owner of the Contract. We refer to the person who is covered by the Contract as the “annuitant,” because the annuitant and the owner might not be the same.
Before you invest, you should review the prospectus for the Contract, which contains more information about the features, benefits and risks. You can find this document and other important information about the Contract online at www.SRSLiveWell.com/individual-investors-va-prospectuses. You can also obtain this information at no cost by calling (866) 747-3421, or by sending an email request to SecuritiesPi@sfgmembers.com.
The Contract is a complex investment vehicle and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes and tax penalties.
Our obligations under the Contract are subject to our financial strength and claims-paying ability.

You may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value. You should review the prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

Additional general information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

DEFINITIONS
For your convenience, below is a glossary of the special terms we use in this prospectus.

Accumulation Value means the sum of the amounts you have in the investment option(s) of our separate account under your in-force Contract. This may also be referred to as account value.
Annuitant means the person whose life is used to determine the amount and duration of any annuity payments involving life contingencies. The annuitant may not be changed during the annuitant’s lifetime.
Annuitization means an election of an annuity payment option.
Annuitize means an election to receive regular income payments from your Contract under one of the annuity payment options. An election to annuitize your Contract may be irrevocable. If you elect to annuitize your Contract, you will no longer be able to exercise any liquidity (e.g., withdrawal or surrender) provision that may have previously been available.
Beneficiary means the person or persons to whom the Contract’s death benefit will be paid in the event of the death of an owner.
Business Day means any day the New York Stock Exchange is open for regular trading. Our business day ends when the New York Stock Exchange closes for regular trading generally 3:00 p.m. Central Time.
Company (or we/us) means Midland National Life Insurance Company.
Contract Anniversary means the same date in each Contract year as the issue date.
Contract Month means a month that starts on the same date as the issue date in each month. For this purpose, if the issue date is not a calendar date in every month, then we look forward to the first day of the next calendar month. For example, assume a Contract is issued on January 31st; subsequent Contract months will begin on the first day of each month (March 1, March 31, May 1, May 31, etc.).
Contract Quarter means a three-month period that starts on the same date as the issue date in each three-month period. For this purpose, if the issue date is not a calendar date in every month, then we look forward to the first day of the next calendar month. For example, assume a Contract is issued on January 31st; Contract quarters will begin on the first day of each quarter (May 1, July 31, and October 31).
Contract Year means a year that starts on the issue date or on each Contract anniversary thereafter.
Customer Service Center means where you must send correspondence, service or transaction requests, and inquiries to P.O. Box 9261, Des Moines, Iowa, 50306-9261 or via fax (866) 511-7038. The toll free telephone number is (866) 747-3421. Please note: Premium payments must be sent to P.O. Box 9261, Des Moines, Iowa, 50306-9261. The overnight mailing address is Midland National, 8300 Mills Civic Parkway, West Des Moines, Iowa 50266-3833. This should only be used for mail delivered via a courier.

Death Benefit means the amount that we will pay to the beneficiary in the event of the death of the owner if the Contract is still in-force and in the Accumulation phase. The amount of the death benefit is based on which death benefit option is elected and determined as of the business day that our Customer Service Center receives the required documentation in good order.
Enhanced Death Benefit means the optional Enhanced Death Benefit available for an additional charge, which pays your beneficiary the greater of (i) your accumulation value, (ii) your net premium, and (iii) your Enhanced Death Benefit value. For more detailed information, see the “Death Benefit” section.
Good Order means all of the information necessary to process a transaction, as we determine in our discretion. Transaction requests will generally be processed on the business day they are received at the Customer Service Center as long as the request is in good order. For more detailed information see “Administrative Procedures” section.
Investment Option means an option or division of our separate account which invests exclusively in one share class of one investment portfolio of a Trust or Fund (collectively “Portfolio”).
Issue Age means the age of the owner on the last birthday before the issue date. In the case of Joint owners, Issue Age is based on the age of the oldest of the Joint Owners. For non-natural owners, Issue Age is based on the age of the Annuitant.

Issue Date means the date the Contract goes into effect and from which Contract anniversaries, Contract months, Contract quarters, and Contract years are determined.
Maturity Date means the date, specified in your Contract, on which income payments will begin. The earliest possible maturity date is the first Contract anniversary at which time you may annuitize your full accumulation value. The maximum maturity date is the Contract anniversary immediately following the annuitant’s 115th birthday.
Net Premium means (1) if you do not elect an Optional Value Endorsement, total premiums received less any reductions for partial withdrawals on a pro-rata basis; and (2) if you do elect an Optional Value Endorsement, this means total premiums received less any reductions for partial withdrawals and less applicable surrender charges on a pro-rata basis.
Owner means the person(s) or entity that is named in the application or on the latest change filed with us who is entitled to exercise all rights and privileges provided in the Contract.
Return of Premium Death Benefit means the optional Return of Premium Death Benefit available for an additional charge, which pays your beneficiary the greater of (i) your accumulation value or (ii) your net premium. For more detailed information, see the “Death Benefit” section.

Separate Account means the Midland National Life Separate Account C which receives and invests your premiums under the Contract. Our separate account is divided into subaccounts.
Subaccount means a division of our Registered Separate Account which invests exclusively in one share class of one Investment Portfolio. We may use this term interchangeably with the term “Investment Division.”

Surrender Value means (1) if you do not elect an Optional Value Endorsement, the separate account accumulation value on the date of surrender less the quarterly Contract maintenance fee and any state premium tax, if applicable; and (2) if you do elect an Optional Value Endorsement, this means the separate account accumulation value on the date of surrender less any applicable surrender charge, quarterly Contract maintenance fee and any state premium tax, if applicable. This may also be referred to as cash surrender value.

OVERVIEW OF THE CONTRACT
What is the Contract, and what is it designed to do?
The LiveWell Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement through the various investment options offered.
The Contract also offers death benefits to help protect your designated beneficiaries. Through the annuitization feature, the Contract can supplement your retirement income by providing a stream of income payments. Lastly, annuities provide you the option of electing from several types of annuity payments (settlement options), that can be guaranteed for a set timeframe or for your lifetime.
This Contract is intended for those with a long investment time horizon. It may not be appropriate if you need to make early or frequent withdrawals, intend to engage in frequent trading in the investment options or plan to use this as a short-term investment.
What are the phases of the Contract?
The Contract has two phases, the accumulation phase and the income phase.
During the accumulation phase, you may make one or more premium payments and can transfer the accumulation value between the various investment options which may be subject to some limitations. Additional information about the available investment options can be found in the “APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.”
The income phase begins when we begin making payments to you. If you elect to annuitize the Contract, all or part of your accumulation value is converted into guaranteed annuity payments. You will be unable to make withdrawals from your annuitized accumulation value and your death benefit under the Contract will terminate upon annuitization.
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the accumulation value to a the investment options offered.
Tax Treatment: The premium payments you put into the Contract accumulate on a tax-deferred basis. This means earnings are not taxed until money is withdrawn from the Contract such as: (1) making a withdrawal from the Contract, (2) receiving systematic payments from the Contract or (3) at the time the death benefit is paid.
Dollar Cost Averaging: You may choose to have automatic periodic transfers made monthly, quarterly, semi-annual or annual of a predetermined dollar amount from the source account (any investment option) into one or more of the other investment options offered under the Contract. The dollar cost averaging program allows such investments to be made in installments over time. The DCA program is not available when there is an active portfolio rebalancing program on the Contract.
Portfolio Rebalancing: This allows you to have us automatically reset the percentage of the accumulation value allocated to each investment option to a pre-set percentage level on a quarterly, semi-annual, or annual basis. This can help you select a specific asset allocation and maintain it over time. The portfolio rebalancing program is not available when there is an active DCA program on the Contract.
Death Benefits: The Contract offers a basic death benefit for your beneficiaries, ensuring they receive the minimum of your accumulation value. There are also two optional death benefits you may elect, for an additional charge, that may increase the death benefit.
Annuity Payment Options: You may elect to convert all or some of your accumulation value into guaranteed annuity payments from us. Annuitization terminates your death benefit. However, depending on the annuity payment option you select, such as period certain, annuity. payments continue after death of the Owner. See “Maturity Date - Payment Options” for payment options.

Important Information You Should Consider About the Contract

FEES, EXPENSES, AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Owners who have a Contract without an Optional Value Endorsement can make withdrawals without being assessed a surrender charge of up to 8% as a percent of premiums withdrawn during the first seven years following the premium payment. If you elect an Optional Value Endorsement and make a withdrawal within the first Contract Year after the premium payment, you could pay a surrender charge of up to $8,000 on a $100,000 investment. This loss will be greater if there are taxes or tax penalties.
Charges, Fees and Deductions – Optional Value Endorsement-Surrender Charges Summary – Fee Table – Transaction Expenses
Are There Transaction Charges?
Yes.
In addition to surrender charges, you may also be charged for other transactions, such as fund transfers when transferring between investment options more than 15 times a year, or if you request expedited delivery or wire transfer of funds.
Charges, Fees and Deductions – Transfer Charge
Are There Ongoing Fees and Expenses?
Yes.
The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Summary – Fee Table – Annual Expenses

Annual Fee	Minimum	Maximum
Base Contract Expenses[1,2]	0.94%	1.14%
Investment Portfolios[3] (Portfolio Company fees and expenses)	0.01%	0.03%
Optional benefits available for an additional charge[4]	0.25%	0.55%

1 As a percentage of accumulated value in each investment option.
[2] Includes mortality and expense risk charge, asset based administration charge, and contract maintenance fee.
3 As a percentage of average daily net assets of the investment option before any applicable waivers.
4 As a percentage of average accumulated value

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Surrender Charges that substantially increase costs.
			Annual Fund Expenses

Lowest Annual Cost: $1,927	Highest Annual Cost: $3,384
Assumes: •Investment of $100,000	Assumes: •Investment of $100,000	Additional Information about LiveWell Variable Annuity - Suitability of the Contract
•5% annual appreciation	•5% annual appreciation	Summary - Fee Table - Example
•Least expensive combination of Base Contract charges (i.e. selection of the 7 year Optional Value Endorsement) and portfolio fees and expenses	•Most expensive combination of Base Contract charges (i.e. no Optional Value Endorsement), additional benefits, and portfolio fees and expenses
•No optional death benefits	•No additional purchase payments, transfers, or withdrawals
•No additional purchase payments, transfers, or withdrawals	•No sales charges
•No sales charges

RISKS		LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract.	Summary – Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
No.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to aid in long-term financial planning and provides for accumulation of capital on a tax-deferred basis for retirement or other savings needs. A surrender charge may apply for up to seven years from the last premium payment if an Optional Value Endorsement is elected, which would reduce the amount received. Amounts withdrawn from the Contract may also result in taxes and tax penalties.
Summary – Principal Risks of Investing in the Contract
What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you choose. Each investment option has its own unique risks. You should review the investment options before making an investment decision.
Summary – Principal Risks of Investing in the Contract
What Are the Risks Related to the Insurance Company?	Investing in the Contract is subject to the risks related to the Company. Any obligations, guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. There is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product. More information about the Company, including financial strength ratings, is available upon request by calling (866) 747-3421.	Summary – Principal Risks of Investing in the Contract

RESTRICTIONS		LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?	Yes. •We do not currently charge a fee for transfers among investment options but reserve the right to impose a transfer fee of $15 for transfers in excess of 15 per Contract year.	Detailed Information About the Contract – Your Accumulation Value – Transfers of Accumulation Value;
•We reserve the right to add, remove or substitute investment options.
	•The Company also has policies and procedures that attempt to detect and deter frequent transfers.	Transfer Limitations
	•We reserve the right to reject or place limitations on the acceptance and allocation of additional premiums.	Detailed Information about the Contract - Premium Payments
Are There any Restrictions on Contract Benefits?
Yes.
•Certain optional benefits may limit withdrawals or other rights under the Contract. Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.
Summary – Features of LiveWell Variable Annuity – Death Benefit
	•The availability of Contract benefits may vary depending on the broker-dealer through which the Contract is sold and the state or date of purchase.	Appendix C - State Variations Appendix D - Financial Intermediary Variations
	•Selection of certain benefits (i.e. Optional Value Endorsements) may subject you to a surrender charge.	Summary – Fee Table – Transaction Expenses

•We may modify or discontinue offering an optional benefit for new elections at any time. We reserve the right to end certain benefits, such as the Dollar Cost Averaging Program or the Portfolio Rebalancing Program, upon notice to you.

	•You may participate in either the Dollar Cost Averaging Program or the Portfolio Rebalancing Program, but not both.	Benefits Available Under the Contract
TAXES		LOCATION IN PROSPECTUS
What Are the Contract’s Tax Implications?	•You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.	Federal Tax Status
•There is no additional tax deferral benefit if you purchase the Contract through a tax-qualified plan or individual retirement account (IRA).
•Earnings in the Contract are taxed at the ordinary income tax rates when you make the withdrawal, and a penalty may apply if you make the withdrawal before age 59 1/2.

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How Are Investment Professionals Compensated?
Financial professionals will receive compensation for selling the Contract. The financial professional will receive a base commission and may also receive trailing compensation based on the Contracts’ accumulation value. Financial professionals may have an incentive to offer or recommend the Contract over another investment.
Additional Information – Distribution of the Contracts
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.
Detailed Information about the Contact – Tax-Free “Section 1035” Exchanges

BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the contract. The availability of Contract benefits may vary depending on the broker-dealer through which the Contract is sold. See APPENDIX D: FINANCIAL INTERMEDIARY VARIATIONS.
Death Benefits

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions / Limitations
Accumulation Value Death Benefit	Pays the accumulation value.	Standard	None	•Maximum owners issue age for this benefit is age 90 if the Optional Value Endorsement is not elected and is age 85 if the Optional Value Endorsement is elected.
Return of Premium Death Benefit	Pays the greater of the accumulation value or net premium.	Optional	0.25%**	•Can only be elected at the time of application.
•Maximum owners issue age for this benefit is age 90 if the Optional Value Endorsement is not elected and is age 85 if the Optional Value Endorsement is elected.
•Withdrawals could reduce the benefit by more, even significantly more, than the amount withdrawn.

Enhanced Death Benefit	Pays the greatest of the accumulation value, net premium, or the annual step-up value from the most recent prior Contract anniversary, adjusted for any additional premiums and partial withdrawals.*	Optional	0.55%**	•Can only be elected at the time of application.
•Maximum owners issue age for this benefit is age 80.
•Withdrawals could reduce the benefit by more, even significantly more, than the amount withdrawn.

*    See “APPENDIX B – DEATH BENEFIT EXAMPLES.”
** As a percentage of average accumulation value.

Optional Surrender Charge (Fee Reduction)

Name of Benefit	Purpose	Maximum Surrender Charge	Brief Description of Restrictions / Limitations
Optional 5-Year Value Endorsement	In exchange for a fee reduction (-0.10% annual expenses), a 5-year surrender charge schedule will apply to all premium payments made to the Contract.	7%**
•A surrender charge will be deducted from any applicable partial withdrawal or surrender made within the first 5 years of each premium payment that exceeds the penalty free withdrawal amount. You may only add this optional benefit at the time of application.

Optional 7-Year Value Endorsement	In exchange for a fee reduction (-0.20% annual expenses), a 7-year surrender charge schedule will apply to all premium payments made to the Contract.	8%**
•A surrender charge will be deducted from any applicable partial withdrawal or surrender made within the first 7 years of each premium payment that exceeds the penalty free withdrawal amount. You may only add this optional benefit at the time of application.

** As a percentage of Premium Withdrawn. See “Summary – Fee Table – Transaction Expenses.”

Other Standard Benefits with No Additional Fee

Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Dollar Cost Averaging (“DCA”) Program	Enables you to make monthly, quarterly, semi-annual or annual transfers of a predetermined dollar amount from the DCA source account (any investment option) into one or more of the investment options.	•Accumulation value must be at least $10,000 to initiate the DCA program.
•The minimum monthly amount to be transferred using DCA is $100.
•Only one active DCA program is allowed at a time.
•DCA and portfolio rebalancing are not available at the same time.
Portfolio Rebalancing Program	Allows you to have us automatically reset the percentage of accumulation value allocated to each investment option to a pre-set percentage level on a quarterly, semi-annual, or annual basis.	•Portfolio Rebalancing program is not available when there is an active DCA program.
•The accumulation value must be at least $10,000 to initiate a portfolio rebalancing program.
Systematic Withdrawals	Allows you to have a portion of the accumulation value withdrawn automatically.
•If you have elected the Optional Value Endorsement, then a surrender charge (in excess of the free withdrawal amount) will be assessed. The surrender charge is based on the withdrawal amount and the amount of time that has elapsed since each premium payment.

Buying the contract

How do I buy the Contract?
In order to purchase a Contract, you must complete an application with your financial professional. The financial professional will then submit the application, with your initial premium payment or other required paperwork, to us. We reserve the right to reject any application or initial premium payment.

What are the requirements to buy the Contract?
You may allocate your premium payments to the investment options offered in connection with the Contract. Currently, we do not limit the maximum number of investment options. However, we reserve the right to limit the maximum number of investment options invested in at any one time.

Qualified & Non-Qualified Contracts
Qualified Initial Premium Payment	$10,000 We may, at our discretion, waive the initial premium requirement.
Minimum Subsequent Premium Payments	$1,000 By current company practice, we will also accept additional payments via automatic bank draft in amounts of $100.
Maximum Premium Payments	$2,000,000 without prior approval. All annuities you maintain with Midland National not to exceed $5,000,000 without prior approval.

When will my Premiums be credited to my Contract?
We will issue your Contract after we receive your first Premium and all information that we require for the issuance of the Contract. If we do not receive all of the information required we will contact you or your representative for the necessary information. If we are unable to complete this within five business days, we will return your money.

Subsequent Premium payments should be sent to one of the following addresses:

Regular Mail	Express Mail
P.O. Box 9261, West Des Moines, Iowa 50266	8300 Mills Civic Parkway, West Des Moines, Iowa 50266

Making withdrawals: Accessing the money in your contract

What should I know about surrenders and partial withdrawals?
If you request a surrender or withdrawal before annuity payments begin, we will pay all or part of the surrender value of the Contract (accumulation value less surrender charges, and taxes if applicable). Partial withdrawals must be for at least $1,000 or more (except for systematic withdrawals) and cannot reduce your accumulation value to less than $500.

You may request partial withdrawals up to $50,000 via telephone, four times a calendar year per Contract, provided prior written authorization has been received by our Customer Contact Center. You will be required to verify personally identifiable information at the time you request a partial withdrawal. If there are joint owners, both owners must be on the telephone at the time of request.

When will you process my request?
Your request will be processed once we receive it in good order. If we receive your request before the close of business of the New York Stock Exchange, usually 4:00 p.m. Eastern Time, it will receive that day’s value. We will pay the proceeds from a surrender or partial withdrawal, in good order, within seven days after the surrender is made.

Are there tax consequences if I take a surrender or partial withdrawal?
A partial withdrawal or surrender may result in adverse tax consequences, which can including 10% federal tax penalty, if applicable. For all partial withdrawals and surrenders, you should consider the tax implications before you make a request. For more complete instructions pertaining to your individual circumstances, please contact us at (866) 747-3421.

Additional information about fees
The following tables describe the fees and expenses for the Contract, that you will pay when purchasing, owning, making partial withdrawals from and surrendering the Contract. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer accumulation value between investment options. State premium taxes may also be deducted.
Transaction Expenses

Contract Owner Transaction Expenses without an Optional Value Endorsement	Maximum Charge
Sales Load Imposed on Premiums (as a percentage of premiums)	None
Surrender Charge[2] (as a percentage of premiums withdrawn)	None
Transfer Fee[1]	$15

Contract Owner Transaction Expenses with an Optional Value Endorsement	Maximum Charge
Sales Load Imposed on Premiums (as a percentage of premiums)	None
Surrender Charge[2] (as a percentage of premiums withdrawn)	8.0%
Transfer Fee[1]	$15

1    Currently the charge is $0, but we reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year.
2    See the table below.

Length of Time From Each Premium Payment (Number of Years)	Optional 5-Year Value Endorsement (As a Percentage of Premium Withdrawn)	Optional 7-Year Value Endorsement (As a Percentage of Premium Withdrawn)
0	7%	8%
1	6%	7%
2	5%	6%
3	4%	5%
4	3%	4%
5	0%	3%
6	0%	2%
7+	0%	0%
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses

Administrative Expenses	Maximum Charge
Administrative Expenses (Annual Rate)[1]	$40

Base Contract Expenses[2] (as a percentage of average accumulation value)	Maximum Charge
Total Separate Account Annual Expenses - No Optional Value Endorsement	1.10%
Total Separate Account Annual Expenses with 5-Year Optional Value Endorsement	1.00%
Total Separate Account Annual Expenses with 7-Year Optional Value Endorsement	0.90%

Optional Death Benefit Expenses (as a percentage of average accumulation value)	Maximum Charge
Return of Premium Death Benefit	0.25%
Enhanced Death Benefit	0.55%
1    Administrative Expenses consist of a contract maintenance fee. This fee is collected on a quarterly basis ($10 per quarter) at the end of each Contract quarter, on or before the maturity date, and on full surrender. If your accumulation value is greater than $50,000 at the end of Contract quarter, at the time of full surrender or on the maturity date, then we will not charge a Contract maintenance fee.
2    We refer to the base contract expenses as the separate account annual expenses elsewhere in this prospectus. The base contract expenses include a mortality and expense risk charge and an asset based administration expense charge. If you elect an Optional Value Endorsement, the base contract expenses are reduced. See “Charges and Deductions” for more information.

The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of the Portfolios corresponding to investment options available under the Contract, including their annual expenses, may be found at the back of this document in “APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.”
Annual Portfolio Expenses

	Min	Max
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses (before reimbursements and/or fee waivers) as of 12/31/2025	0.50%	2.54%
Expenses after reimbursements and/or fee waivers as of 12/31/2025[1]	0.01%	2.38%
1The Expenses after reimbursements and/or fee waivers as of 12/31/2025 line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce the Annual Portfolio Operating Expenses and will continue for at least one year from the date of this prospectus. Reimbursements and fee waivers can be terminated at any time at the option of a Portfolio.
Example
The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and annual portfolio expenses.
The examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Example 1: This example shows the charges for a Contract without the Optional Value Endorsement (i.e., 1.10% base contract expenses and $40 annual administrative expenses), with the Enhanced Death Benefit (i.e., 0.55%) and the highest level of portfolio expenses (without waiver of fees or expenses).

Whether or not you surrender or annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$4,247	$12,838	$21,561	$43,965
Example 2: This example shows the charges for a Contract with the Optional 5-Year Value Endorsement (i.e., 1.00% base contract expenses and $40 annual administrative expenses), with the Enhanced Death Benefit (i.e., 0.55%) and the highest level of portfolio expenses (without waiver of fees or expenses).
(1) If you surrender or annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$10,448	$17,053	$23,804	$43,142
(2) If you do NOT surrender your Contract:

1 Year	3 Years	5 Years	10 Years
$4,148	$12,553	$21,104	$43,142

Example 3: This example shows the charges for a Contract with the Optional 7-Year Value Endorsement (i.e., 0.90% base contract expenses and $40 annual administrative expenses), with the Enhanced Death Benefit (i.e., 0.55%) and the lowest level of portfolio expenses (without waiver of fees or expenses).
(1) If you surrender or annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$9,220	$11,645	$14,327	$23,168
(2) If you do NOT surrender your Contract:

1 Year	3 Years	5 Years	10 Years
$2,020	$6,245	$10,727	$23,168
Example 4: This example shows the charges for a Contract without the Optional Value Endorsement (i.e., 1.10% base contract expenses and $40 annual administrative expenses), without the Enhanced Death Benefit and the lowest level of portfolio expenses (without waiver of fees or expenses).
Whether or not you surrender or annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,920	$5,940	$10,213	$22,116
The examples do not reflect state premium taxes (which may range up to 3.5%, depending on the jurisdiction).

These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or lower than those shown. The assumed 5% annual rate of return is purely hypothetical; past or future returns may be greater or less than the assumed hypothetical return.

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.srslivewell.com/individual-investors-va-prospectuses. You can also request this information at no cost by calling 866-747-3421 or by sending an email request to SecuritiesPI@sfgmembers.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

		Average Annual Total Returns (as of 12/31/2025)
Type	Portfolio and Advisor / Subadvisor	Current Expenses	1-Year Return	5-Year Return	10-Year Return
Alliance Bernstein Variable Product Series Advisor: AllianceBernstein LP
Small Company	AB VPS Discovery Value B	1.06	2.64	8.48	8.27
The Alger Portfolios Advisor: Fred Alger Management, LLC
Aggressive Growth	Alger Capital Appreciation S	1.19	32.52	16.04	17.86
ALPS Variable Investment Trust Advisor: ALPS Advisors, Inc.
Specialty - Natural Resources	ALPS/Alerian Energy Infrastructure III[2]	1.30	4.66	22.06	10.70
American Funds Insurance Series Advisor: Capital Research and Management Company
Asset Allocation	American Funds IS® Asset Allocation 4	0.79	15.59	8.70	9.50
Growth	American Funds IS® Capital Income Builder®4[2]	0.78	18.66	8.55	7.18
World Stock	American Funds IS® Capital World Growth & Income 4[2]	0.92	24.46	10.01	10.74
Foreign Stock	American Funds IS® EUPAC 4 (formerly American Funds IS® International)	1.03	26.41	3.14	6.73
Balanced	American Funds IS® Global Balanced 4[2]	1.01	16.96	5.85	7.43
World Stock	American Funds IS® Global Growth 4[2]	0.91	21.34	7.97	11.89
Growth	American Funds IS® Growth 4	0.84	19.93	13.09	17.67
Growth and Income	American Funds IS® Growth-Income 4	0.78	17.77	13.62	13.63
Foreign Stock	American Funds IS® International Growth And Income 4[2]	1.06	35.09	7.42	7.54
Growth	American Funds IS® New World 4[2]	1.07	27.93	5.06	8.98
Small Company	American Funds IS® SMALLCAP World 4[2] (formerly American Funds IS® Global Small Cap)	1.15	14.33	0.23	6.96
Corporate Bond - General	American Funds IS® The Bond Fund of America 4[2]	0.73	6.98	(0.38)	2.11
Government Bond - General	American Funds IS® Ultra-Short Bond 4	0.81	3.59	2.53	1.46
Corporate Bond - High Quality	American Funds IS® US Government Securities 4[2]	0.75	7.54	(0.49)	1.45
Growth and Income	American Funds IS® Washington Mutual Investors 4[2]	0.75	16.90	13.60	12.08
BlackRock Variable Series Funds Advisor: BlackRock Advisors, LLC
Asset Allocation	BlackRock 60/40 Target Allocation ETF VI III[2]	0.57	15.37	7.05	8.45
Growth and Income	BlackRock Basic Value V.I. 3[2]	1.01	24.04	12.81	10.52
Growth and Income	BlackRock Capital Appreciation V.I. 3[2]	1.04	11.77	10.50	15.32
Equity-Income	BlackRock Equity Dividend V.I. III[2]	0.92	21.32	11.45	11.01
Asset Allocation	BlackRock Global Allocation V.I. III[2]	1.02	19.51	5.51	7.33
Growth	BlackRock Large Cap Focus Growth Equity V.I. III[2]	1.04	11.48	10.19	15.98
Calvert Variable Portfolio Advisor: Calvert Research and Management

Balanced	Calvert VP SRI Balanced F	0.89	11.68	8.44	9.51
Legg Mason Partners Variable Equity Trust Advisor: Franklin Templeton Fund Adviser, LLC Subadvisor: ClearBridge Investments, LLC
Growth	ClearBridge Variable Mid Cap II	1.06	4.08	4.23	7.24
Small Company	ClearBridge Variable Small Cap Growth II	1.05	8.97	(0.42)	9.11
Columbia Variable Portfolio Advisor: Columbia Management Investment Advisers, LLC
Growth and Income	Columbia VP Contrarian Core 2[2]	0.95	17.35	13.89	14.03
Equity-Income	Columbia VP Dividend Opportunity 2[2]	0.98	15.56	11.60	10.15
Diversified Emerging Markets	Columbia VP Emerging Markets Bond 2[2]	1.00	12.65	1.47	4.03
Corporate Bond - High Yield	Columbia VP High Yield Bond 2[2]	0.89	8.49	3.93	5.51
Intermediate Core-Plus Bond	Columbia VP Intermediate Bond 2	0.77	8.84	(0.68)	2.52
Growth	Columbia VP Select Large Cap Value 2	0.94	27.97	13.32	12.30
Growth	Columbia VP Select Mid Cap Value 2[2]	1.07	13.87	10.90	10.17
Specialty - Technology	Columbia VP Seligman Global Tech 2[2]	1.18	34.37	18.42	22.70
Growth	Columbia VP Small Cap Value 2[2]	1.13	14.66	12.19	11.20
Small Cap Growth	Columbia VP Small Company Growth	1.12	21.29	3.32	14.89
Multisector Bond	Columbia VP Strategic Income 2[2]	0.94	7.16	1.92	4.02
Government Bond - Mortgage	Columbia VP US Government Mortgage 2	0.71	8.83	(0.32)	1.65
Deutsche DWS Variable Series Advisor: DWS Investment Management Americas, Inc
Asset Allocation	DWS Alternative Asset Allocation VIP B	1.26	10.03	4.88	4.52
Growth	DWS Equity 500 Index VIP B2	0.64	17.18	13.70	14.11
Small Company	DWS Small Cap Index VIP B2	0.68	12.37	5.54	9.03
Eaton Vance Variable Trust Advisor: Eaton Vance Management
Income	Eaton Vance VT Floating-Rate Income Init	1.19	3.95	4.64	4.43
Federated Hermes Insurance Series Advisor: Federated Investment Management Company
Corporate Bond - High Yield	Federated Hermes High Income Bond II S2	1.08	8.18	3.45	5.33
Growth and Income	Federated Hermes Managed Volatility II S2	1.25	6.73	6.30	6.60
Fidelity® Variable Insurance Products Advisor: Fidelity Management & Research Company LLC
Growth	Fidelity® VIP Contrafund Service 2	0.81	21.19	15.08	15.49
Communications	Fidelity® VIP Communications Services Svc 2	0.86	34.03	14.90	15.51
Small Cap Blend	Fidelity® VIP Disciplined Small Cap Service 2	0.57	17.09	10.09	10.31
Diversified Emerging Markets	Fidelity® VIP Emerging Markets Service 2	1.13	40.79	5.62	10.66
Specialty - Natural Resources	Fidelity® VIP Energy Service 2	0.85	10.34	23.86	7.69
Bank Loan	Fidelity® VIP Floating Rate High Income Service 2	0.77	5.18	5.99	5.39
Money Mkt - Government	Fidelity® VIP Government Money Market Service 2[1]	0.50	3.60	2.85	1.80
Growth	Fidelity® VIP Growth Opportunities Svc 2	0.82	21.65	11.03	19.64
Industrials	Fidelity® VIP Industrials Service 2	0.86	24.16	14.49	12.70
Foreign Stock	Fidelity® VIP International Capital Appreciation Svc 2	1.03	18.36	5.99	9.53
Corporate Bond - General	Fidelity® VIP Investment Grade Bond Svc 2	0.63	6.93	(0.21)	2.45
Natural Resources	Fidelity® VIP Materials Service 2	0.92	11.13	6.81	7.41
Growth	Fidelity® VIP Mid Cap Service 2	0.82	11.49	9.83	10.31
Specialty - Real Estate	Fidelity® VIP Real Estate Service 2	0.86	2.90	3.98	3.61
Multisector Bond	Fidelity® VIP Strategic Income Service 2	0.89	8.58	2.79	4.40
Utilities	Fidelity® VIP Utilities Service 2	0.86	13.83	12.24	12.23
Growth	Fidelity® VIP Value Strategies Service 2	0.84	7.70	11.87	10.54

Franklin Templeton Variable Insurance Products Advisor: Franklin Advisers, Inc.
Growth	Franklin DynaTech VIP Fund - Class 2	0.87	18.13	9.09	14.08
Specialty - Real Estate	Franklin Global Real Estate VIP 2[2]	1.25	7.93	2.36	3.03
Growth and Income	Franklin Income VIP 2[2]	0.72	12.56	7.66	7.30
Growth and Income	Franklin Rising Dividends VIP 2[2]	0.88	11.80	9.50	12.10
Advisor: Templeton Asset Management Ltd. Subadvisor: Franklin Templeton Investment Management Limited
Diversified Emerging Markets	Templeton Developing Markets VIP 2	1.36	46.27	5.46	10.40
Foreign Stock	Templeton Foreign VIP 2	1.06	29.19	8.25	5.75
Income	Templeton Global Bond VIP 2[2]	0.75	15.73	(0.96)	(0.15)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Advisor: Invesco Advisers, Inc.
Foreign Stock	Invesco V.I. International Growth II (formerly Invesco Oppenheimer VI International Growth II)[2]	1.25	15.53	1.88	5.34
Growth	Invesco V.I. Discovery Mid Cap Growth II	1.10	4.53	3.64	11.10
Small Company	Invesco V.I. Main Street Small Cap II	1.11	8.44	8.07	10.31
Income	Invesco VI Core Plus Bond II2	0.87	6.96	(0.36)	2.73
Equity-Income	Invesco VI Diversified Dividend II	0.93	15.44	10.53	8.93
Growth and Income	Invesco VI Equally Weighted S&P 500 II	0.59	10.83	9.89	11.11
Equity-Income	Invesco VI Equity and Income II	0.82	12.52	8.68	8.64
World Stock	Invesco VI Global II	1.06	15.01	7.01	10.72
Growth	Invesco VI Main Street II2	1.05	15.64	12.19	12.25
Small Company	Invesco VI Small Cap Equity II	1.20	7.83	7.06	9.28
Janus Aspen Series Advisor: Janus Henderson Investors US LLC
Balanced	Janus Henderson VIT Balanced Svc	0.87	14.82	8.21	9.86
Growth	Janus Henderson VIT Enterprise Svc	0.97	7.41	7.35	12.51
Large Growth	Janus Henderson VIT Forty Svc	0.83	17.86	11.37	15.96
Specialty - Technology	Janus Henderson VIT Global Technology & Innovation Svc	0.97	24.84	13.44	21.18
World Stock	Janus Henderson VIT Global Research Svc	0.97	20.60	12.23	12.64
Global Large-Stock Growth	Janus Henderson VIT Global Sustainable Equity Svc	0.99	17.26	N/A	N/A
Growth	Janus Henderson VIT Mid Cap Value Svc	1.18	6.29	8.43	8.40
Foreign Stock	Janus Henderson VIT Overseas Svc	1.13	28.58	9.17	8.97
John Hancock Variable Insurance Trust Advisor: John Hancock Variable Trust Advisers LLC Subadvisor: Manulife Investment Management (US) LLC
Specialty - Financial	JHVIT Financial Industries II2	1.13	11.82	11.21	10.32
Growth and Income	JHVIT Select Bond II2	0.85	7.36	(0.51)	2.01
Multisector Bond	JHVIT Strategic Income Opportunities II2	0.96	7.22	1.34	3.00
Lord Abbett Series Advisor: Lord, Abbett & Co. LLC
Corporate Bond - High Yield	Lord Abbett Series Bond-Debenture VC	0.99	8.32	2.09	4.72
Income	Lord Abbett Series Short Duration Income VC	0.84	5.90	2.25	2.62
Lincoln Variable Insurance Products Trust Advisor: Lincoln Financial Investments Corporation Subadvisor: American Century Investment Management, Inc.
Balanced	LVIP American Century Balanced Service Class[2]	1.02	9.33	6.23	7.76
Mid-Cap Growth	LVIP American Century Cap Appreciation Svc[2]	0.94	6.56	5.02	11.31
Growth	LVIP Avantis Large Cap Value Service Class[2] (Formerly LVIP American Century Disciplined Core Value Service Class)	0.96	14.56	8.51	10.12

Government Bond - Treasury	LVIP American Century Inflation Protection Service Class[2]	0.72	6.33	0.62	2.61
Growth	LVIP American Century Mid Cap Value Service Class[2]	1.01	8.83	8.72	8.96
Growth	LVIP American Century Ultra® Service Class[2]	0.90	12.67	11.52	17.00
Growth	LVIP American Century Value Service Class[2]	0.86	15.85	11.47	10.07
Equity Income	LVIP ClearBridge Variable Dividend Strategy II2 Subadvisor: ClearBridge Investments, LLC	1.00	12.46	11.69	12.29
Growth	LVIP ClearBridge Variable Large Cap Growth II2 Subadvisor: ClearBridge Investments, LLC	0.99	8.35	10.29	14.17
MFS® Variable Insurance Trust Advisor: Massachusetts Financial Services Company
Growth	MFS® VIT II Blended Research Core Equity Svc[2]	0.69	15.82	15.01	13.59
Corporate Bond - General	MFS® VIT II Corporate Bond Service[2]	0.88	7.30	(0.32)	3.06
Diversified Emerging Markets	MFS® VIT II Emerging Markets Equity Svc[2]	1.48	33.35	4.11	7.65
Asset Allocation	MFS® VIT II Global Tactical Allocation Svc[2]	1.03	15.21	4.60	5.40
Foreign Stock	MFS® VIT II International Intrinsic Equity Svc[2] (Formerly MFS VIT International Intrinsic Value Svc)	1.14	32.96	7.02	9.68
Specialty - Technology	MFS® VIT II Technology Svc[2]	1.11	16.28	12.17	18.35
Specialty - Real Estate	MFS® VIT III Global Real Estate Service[2]	1.15	3.30	1.08	4.76
Growth	MFS® VIT New Discovery Svc[2]	1.12	12.56	(0.54)	10.46
Specialty - Utility	MFS® VIT Utilities Series Service[2]	1.04	1476.00	7.38	9.22
PIMCO Variable Insurance Trust Advisor: Pacific Investment Management Company LLC
Growth and Income	PIMCO Dynamic Bond Adv	1.13	8.00	2.91	3.45
Growth and Income	PIMCO Global Managed Asset Allocation Portfolio Adv[2]	1.28	21.77	6.94	7.88
Income	PIMCO Income Advisor	1.16	10.08	3.31	N/A
Growth and Income	PIMCO International Bond (USD-Hedged) Adv	1.11	3.85	0.93	2.78
Growth and Income	PIMCO VIT All Asset Adv[2]	2.37	14.19	5.49	6.67
Growth and Income	PIMCO VIT CommodityRealReturn® Strategy Adv[2]	2.38	18.66	10.44	6.42
Growth and Income	PIMCO VIT Emerging Markets Bond Adv	1.38	14.86	2.34	4.96
Tactical	PIMCO VIT Global Diversified Alloc Adv[2]	1.28	15.07	5.23	6.44
Corporate Bond - High Yield	PIMCO VIT High Yield Adv	0.90	8.85	3.87	5.47
Growth and Income	PIMCO VIT Low Duration Adv	0.77	5.42	1.47	1.69
Worldwide Bond	PIMCO VIT Real Return Adv	1.17	7.74	1.11	3.11
Corporate Bond - General	PIMCO VIT Short-Term Adv	0.76	4.57	3.14	2.65
World Stock	PIMCO VIT StocksPLUS® Global Port Adv[2]	0.87	24.25	10.89	11.07
Growth and Income	PIMCO VIT Total Return Adv	0.89	8.78	(0.08)	2.26
Victory Capital Management Inc. Advisor: Victory Capital Management Inc.
Corporate Bond - General	Victory Pioneer Bond VCT ll	0.85	8.87	0.51	2.59
Equity-Income	Victory Pioneer Equity Income VCT II3	1.08	11.13	8.81	9.11
Corporate Bond - High Yield	Victory Pioneer High Yield VCT II2, 3	1.20	7.90	4.04	5.21
Income	Victory Pioneer Strategic Income VCT II2	1.06	10.84	2.04	3.67
Growth and Income	Victory Pioneer VCT II2	1.00	23.08	14.69	15.47
Principal Variable Contracts Funds Advisor: Principal Global Investors, LLC
Growth	Principal Blue Chip 2[2]	0.90	9.32	9.56	N/A
Balanced	Principal VC Diversified Balanced 2	0.48	12.09	5.66	7.27
Growth	Principal VC Diversified Growth 2	0.49	13.86	7.60	8.90
Income	Principal VC Diversified Income 2	0.48	10.38	3.74	5.61

Equity-Income	Principal VC Equity Income 2	0.73		15.25	9.94	11.24
Putnam Variable Trust Advisor: Putnam Investment Management, LLC Subadvisor: Putnam Investments Limited
Large Blend	Putnam VT Core Equity IB	0.93		16.81	15.96	15.20
Emerging Markets	Putnam VT Emerging Markets Equity Fd IB2	1.36		34.16	3.75	7.01
Foreign Large Blend	Putnam VT Focused Intl Eq IB2	1.07		36.44	9.13	9.38
Asset Allocation	Putnam VT George Putnam Balanced IB	0.90		13.95	8.85	10.17
Asset Allocation	Putnam VT Global Asset Allocation IB2	1.11		14.38	8.39	8.43
Health	Putnam VT Global Health Care IB	0.98		15.05	7.71	8.36
High Yield Bond	Putnam VT High Yield IB	0.98	7.00	8.67	4.05	5.70
Foreign Large Blend	Putnam VT International Equity IB	1.08		37.68	9.28	8.13
Foreign Large Value	Putnam VT International Value IB	1.07		34.68	12.49	8.87
Large Growth	Putnam VT Large Cap Growth IB	0.89		14.34	13.44	17.67
Large Value	Putnam VT Large Cap Value IB	0.80		20.35	15.38	13.30
Large Blend	Putnam VT US Research IB (Formerly Putnam VT Research IB)	0.95		17.88	14.52	15.07
Small Company	Putnam VT Small Cap Growth IB2	1.13		8.80	6.18	11.45
Small Company	Putnam VT Small Cap Value IB	1.02		5.27	10.99	9.13
Rydex Variable Trust Advisor: Security Investors, LLC d/b/a Guggenheim Investments
Growth and Income	Guggenheim VT Global Managed Futures Strategy[2]	2.11		3.65	3.94	1.27
Growth	Guggenheim VT Multi-Hedge Strategies[2]	1.82		1.25	1.23	1.62
T. Rowe Price Associates, Inc. Advisor: T. Rowe Price Associates, Inc.
Growth	T. Rowe Price Blue Chip Growth Port II2	0.99		18.43	11.41	15.25
Equity-Income	T. Rowe Price Equity Income Port II	0.98		14.07	10.89	10.24
Specialty - Health	T. Rowe Price Health Sciences Port II	1.10		17.80	3.86	8.70
Growth	T. Rowe Price Mid-Cap Growth Port II	1.08		3.29	3.58	9.54
VanEck VIP Trust Advisor: VanEck Associates Corporation
Growth	VanEck VIP Global Resources Fund S	1.30		36.17	10.24	8.06

1During periods of low interest rates, the yields of the money market investment option may become extremely low and possibly negative.
2This Investment Option is subject to an expense reimbursement and/or fee waiver arrangement resulting in a temporary expense reduction, which is reflected in the table. See the Investment Option’s prospectus for additional information.

This Summary Prospectus incorporates by reference the LiveWell Variable Annuity Prospectus and Statement of Additional Information (SAI), both dated May 1, 2026, as amended and supplemented.
The Statement of Additional Information (SAI) can provide you with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account C including more information about commissions and distribution expenses. A free copy of the SAI can be obtained by contacting your registered representative or by contacting our Customer Service Center at:

P.O. Box 9261
Des Moines, Iowa, 50306-9261 Phone: (866) 747-3421
Facsimile: (866) 511-7038

Information about Midland National Life Insurance Company can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about Midland National Life Insurance Company are also available on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier: C000107223